FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2000
                                                         -----------------

                       UNITED STATES CELLULAR CORPORATION
                      ------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                 1-9712                  62-1147325
            --------                 ------                  ----------
         (State or other           (Commission              (IRS Employer
         jurisdiction of           File Number)             Identification
          incorporation)                                          No.)



   8410 West Bryn Mawr, Suite 700, Chicago, Illinois            60631
  ---------------------------------------------------          -------
     (Address of principal executive offices)                 (Zip Code)

   Registrant's telephone number, including area code:  (773) 399-8900


                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------
     On December 21, 2000, United States Cellular Corporation, announced that strong customer growth and digital migration will reduce fourth quarter operating cash flow. U.S. Cellular also provided information on fourth quarter 2000 service revenues and operating cash flow as well as certain expectations for 2001.

     This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by U.S. Cellular relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         Exhibits
         --------
     The  exhibits  accompanying  this  report  are  listed in the  accompanying
Exhibit Index.








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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



United States Cellular Corporation
(Registrant)

Date:    December 21, 2000


By: /s/  Kenneth R. Meyers
   ------------------------
Kenneth R. Meyers
Executive Vice President - Finance and Treasurer
(Chief Financial Officer)













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

                                  EXHIBIT INDEX


          Exhibit Number            Description of Exhibit
          --------------            ----------------------

               99.1 News release announcing that strong customer growth and digital migration will reduce fourth quarter operating cash flow, dated December 21, 2000.
















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